SEMIANNUAL REPORT

                                 [PHOTO OMITTED]

                                     Income
                                Securities Trust

                                 JUNE 30, 1998


                         [JHF LOGO] JOHN HANCOCK FUNDS
                                    A Global Investment Management Firm

                                    TRUSTEES
                            Edward J. Boudreau, Jr.
                              Dennis S. Aronowitz
                            Richard P. Chapman, Jr.*
                              William J. Cosgrove
                               Douglas M. Costle
                                Leland O. Erdahl
                               Richard A. Farrell
                                 Gail D. Fosler
                               William F. Glavin
                                Anne C. Hodsdon
                               Dr. John A. Moore
                             Patti McGill Peterson
                                 John W. Pratt*
                              Richard S. Scipione
                              Edward J. Spellman*
                        *Members of the Audit Committee

                                    OFFICERS
                            Edward J. Boudreau, Jr.
                      Chairman and Chief Executive Officer
                               Robert G. Freedman
                               Vice Chairman and
                            Chief Investment Officer
                                Anne C. Hodsdon
                     President and Chief Operating Officer
                                James B. Little
                           Senior Vice President and
                            Chief Financial Officer
                                Susan S. Newton
                          Vice President and Secretary
                               James J. Stokowski
                          Vice President and Treasurer
                               Thomas H. Connors
                  Second Vice President and Compliance Officer

                                   CUSTODIAN
                         Investors Bank & Trust Company
                              200 Clarendon Street
                          Boston, Massachusetts 02116

                          TRANSFER AGENT and REGISTRAR
                       State Street Bank & Trust Company
                              225 Franklin Street
                          Boston, Massachusetts 02110

                               INVESTMENT ADVISER
                          John Hancock Advisers, Inc.
                             101 Huntington Avenue
                        Boston, Massachusetts 02199-7603

                                 LEGAL COUNSEL
                               Hale and Dorr LLP
                                60 State Street
                        Boston, Massachusetts 02109-1803

                   Listed New York Stock Exchange Symbol: JHS
                         John Hancock Closed-End Funds:
                                 1-800-843-0090

DEAR FELLOW SHAREHOLDERS:

During the last decade, investors have become used to seeing stock market returns averaging 15% or so each year. In the past three years, the stock market has treated us to a record run, producing annual returns in excess of 20%.

After such a long and remarkable performance, many began this year wondering what the market would do for an encore in 1998. The answer through the end of June was more of the same. But tremors from Asia have also sparked increased volatility, as corporate earnings and the U.S. economy have shown signs of slowing. What's more, a good part of the market's advance has come from just a small group of the largest companies in the major stock market indexes.

--------------------------------------------------------------------------------
[A 1 1/4" x 1" photo of Edward J. Boudreau, Jr., Chairman and Chief Executive Officer, flush right, next to second paragraph.]
--------------------------------------------------------------------------------

The move ahead has been so narrow that some observers believe that most stocks have actually been in a bear market this year. The bond market had its pockets of volatility as well, although U.S. Treasury bonds benefited from their safe-haven status.

While we don't make a practice of opining on what the market will do next, we believe that after such a long run up, it would be wise for investors to set more realistic expectations. Over the long term, the market's historical results have been more in the 10% per year range, which is still a solid result, considering it has been produced despite wars, depressions and other social upheavals along the way.

In addition to adjusting, or at least re-examining, expectations, now could also be a good time to review with your investment professional how your assets are diversified, perhaps with an eye toward a more conservative approach. Stocks, especially with their outsized gains of the last three years, might have grown to represent a larger piece of your portfolio than you had originally intended, given your objectives, time horizon and risk level.

At John Hancock Funds, our goal is to help you reach your financial objectives and maintain wealth. One way we can do that is by helping you keep your feet on the ground as you pursue your dreams.

Sincerely,

/s/Edward J. Boudreau, Jr.
EDWARD J. BOUDREAU, JR., CHAIRMAN AND CHIEF EXECUTIVE OFFICER

                     By James K. Ho, CFA, Portfolio Manager

                      John Hancock Income Securities Trust

           Asia's turmoil tempers ideal conditions on the home front
           ---------------------------------------------------------

During the first half of John Hancock Income Securities Trust's 1998 fiscal year, we witnessed some of the very same factors that influenced its performance during the final months of fiscal 1997. On the positive side, inflation was subdued, interest rates remained low, unemployment was down, corporate profitability remained high, and the general mood among consumers was upbeat. The primary unfavorable element continued to be the economic and currency weakness in many Asian nations. The ongoing turmoil, combined with increasing political unrest in certain countries, caused bouts of price weakness among U.S. investment-grade and high-yield bonds. Investors feared that Asia's woes would eventually affect corporate earnings and credit quality stateside. Heavy new issuance amid lackluster demand placed further downward pressure on these sectors as the period progressed. Emerging-market debt around the world took the brunt of the volatility, falling in response to each new wave of concern.

"...we took a slightly more defensive approach..."

In this environment, producing solid results required extensive research and selective investing. For the six months ended June 30, 1998, John Hancock Income Securities Trust produced a total return of 4.20% at net asset value, including dividends reinvested at prices that were the lower of either the market median price or the net asset value price. The Fund outperformed the average open-end corporate debt A-rated fund, as tracked by Lipper Analytical Services, Inc.,

[A 3 3/4" x 2 1/4" photo of fund management team. Caption reads: Jim Ho (seated) and Fund management team members (l-r): Lester Duke, Beverly Cleathero, and Seth Robbins.]

                  John Hancock Funds - Income Securities Trust

--------------------------------------------------------------------------------
[Chart at the top of left hand column with the heading "Top Five Bond Sectors". The chart lists five sectors: 1.) U.S. Government & Agencies 31%; 2.) Banks & Financials 23%; 3.) Utilities 14%; 4.) Media 6% and 5.) Transportation 4%. A note below the chart reads "As a percentage of net assets on June 30, 1998."]
--------------------------------------------------------------------------------

which produced a gain of 3.78% at net asset value.

"We've also lightened up on capital goods and cyclical credits..."

Defensive orientation favored
As the semiannual period progressed, we took a slightly more defensive approach to fixed-income investing than we had in fiscal 1997. We stayed relatively neutral in terms of duration, which is a measure of sensitivity to interest rate changes, by keeping the Fund's average duration in line with its competitors and benchmark, the Lehman Brothers Government/Corporate Bond Index.

On the corporate bond side N both investment-grade and high-yield N we upgraded our credit exposure whenever possible, and selectively took advantage of price weakness to either increase the Fund's exposure to certain issues or establish new positions. For the most part, we favored bonds in sectors that stand to perform well regardless of economic swings, such as utilities, media, telecommunications, and healthcare. Merger and acquisition activity, deregulation, and consolidation have been the catalysts of change and opportunity in these industries. Several issues that contributed significantly to performance included Time Warner, TCI Communications - the recent beneficiary of a merger with AT&T - Nextel Communica-tions, News America Holdings, Integrated Health Services, Cleveland Electric Illuminating Co. and Niagara Mohawk Power Corp.

--------------------------------------------------------------------------------
[Table at bottom of left hand column entitled "Scorecard". The header for the left column is "Investment" and the header for the right column is "Recent Performance...and What's Behind the Numbers". The first listing is Niagara Mohawk followed by an up arrow with the phrase "Improving fundamentals." The second listing is Connecticut Light & Power followed by an up arrow with the phrase "Reopening of plants." The third listing is Zilog followed by a down arrow with the phrase "Semiconductors hurt by Asian crisis." A note below the table reads "See `Schedule of Investments.' Investment holdings are subject to change."]
--------------------------------------------------------------------------------

We've also lightened up on capital goods and cyclical credits, maintaining very little exposure to paper, steel, oil and gas issues. As the period progressed, we slightly increased our emphasis on high-quality asset-backed securities, such as home equity loans, which have performed well. Our focus in mortgage-backed securities was on discount coupon mortgages - those whose coupons are below current market rates - as they tend to be relatively insulated from price swings in a declining rate environment.

Yield curve positioning - ahead of the market

It is often said that the best defense is a good offense - an adage that we believe might well apply to yield curve strategies. The yield curve is a widely followed graph illustrating the difference between short-term and long-term interest rates. Throughout the period, we maintained a "bullet" position, emphasizing intermediate-term government securities in the middle of the maturity curve. Such a structure historically works well when the difference between short- and long-term Treasuries widens, an occurrence known as a steepening yield curve.

Our positioning appeared to have been a bit premature. The yield curve has continued to flatten, with the difference in yields between two-year Treasury securities

                  John Hancock Funds - Income Securities Trust

--------------------------------------------------------------------------------
[Bar chart at top of left hand column with the heading "Fund Performance". Under the heading is a note that reads "For the six months ended June 30, 1998". The chart is scaled in increments of 1% with 0% at the bottom and 5% at the top. The first bar represents the 4.20% total return for John Hancock Income Securities Trust. The second bar represents the 3.78% total return for the average open-end corporate debt A-rated fund. A note below the chart reads "The total return for John Hancock Investors Trust is at net asset value with all distributions reinvested at prices that are the lower of either the market median price or the net asset value price. The average open-end corporate debt A-rated fund is tracked by Lipper Analytical Services, Inc.]
--------------------------------------------------------------------------------

and 30-year issues a mere one-sixteenth of a percentage point at period's end. However, we are holding steady with this approach because we believe the difficulties in Asia may well create a drag on the U.S. economy later this year. And as a result, the Federal Reserve Board may be prompted to cut the federal funds rate in an effort to stimulate economic growth. In this case, the yield curve would begin to steepen.

Knowing what to own and avoid
Exhaustive research has always played a vital role in our investment decisions and never more so than this past year. As the fundamentals of many domestic and foreign corporate bonds came into question on the heels of Asia's crises, knowing what to own, sell, and avoid helped the Fund's performance. For example, when several Japanese banks came to market a few months ago issuing attractively priced, high-yielding securities that carried an investment-grade rating, many fund managers, including ourselves, found the issues too compelling to ignore. However, we soon determined that the risk was not worth the potential reward and sold our stake - a timely maneuver since the bonds have dropped considerably in price since.

To date, we have continued to avoid most Asian debt, believing the investment environment remains murky. However, we are monitoring events in the Far East closely to determine when, and if, there is a right time to reallocate assets to that region. Our small investment in Latin American bonds has come under pressure recently along with most emerging-market debt, yet we believe the securities are well positioned to fully

"...we are upbeat about the prospects for fixed-income securities."

Optimism prevails
As we enter the second half of fiscal 1998, we are upbeat about the prospects for fixed-income securities. The U.S. dollar's continuing strength, positive developments on the U.S. budget front, and pressure from Asia's economic fallout should help keep inflation in check and interest rates low. The wild card, of course, remains the emerging markets and how their performance might influence that of domestic investment-grade corporate and high-yield bonds. Clearly, current investment conditions present the opportunity to capture value for those willing to do their homework.

--------------------------------------------------------------------------------
This commentary reflects the views of the portfolio manager through the end of the fiscal period discussed in this report. The manager's views are subject to change as market and other conditions warrant.

                              FINANCIAL STATEMENTS

                  John Hancock Funds - Income Securities Trust

The Statement of Assets and Liabilities is the Fund's balance sheet and shows the value of what the Fund owns, is due and owes on June 30, 1998. You'll also find the net asset value as of that date.

Statement of Assets and Liabilities
June 30, 1998 (Unaudited)
-------------------------------------------------------------------------------
Assets:
Investments at value - Note C:
 Publicly traded bonds (cost - $161,882,592) ..................... $167,847,715
 Preferred stocks and warrants (cost - $2,713,017)................    2,750,013
 Joint repurchase agreement (cost- $5,585,000) ...................    5,585,000
 Corporate savings account .......................................          579
                                                                    176,183,307
                                                                   ------------
Receivable for investments sold ..................................    3,040,091
Interest receivable ..............................................    3,221,823
Dividends receivable .............................................       27,297
Other assets .....................................................       10,307
                                                                   ------------
                                       Total Assets ..............  182,482,825
                                       ----------------------------------------

Liabilities:
Payable for investments purchased ................................    6,005,892
Dividend payable .................................................      364,888
Payable for futures variation margin - Note A ....................          563
Payable to John Hancock Advisers, Inc.
 and affiliates - Note B .........................................      396,484
Accounts payable and accrued expenses ............................       56,007
                                                                   ------------
                                       Total Liabilities .........    6,823,834
                                       ----------------------------------------

Net Assets:
Capital paid-in ..................................................  169,895,847
Accumulated net realized loss on investments and
financial futures contracts ......................................     (269,810)
Net unrealized appreciation of investments and
financial futures contracts ......................................    5,999,110
Undistributed net investment income ..............................       33,844
                                                                   ------------
                                       Net Assets ................ $175,658,991
                                       ----------------------------------------

Net Asset Value Per Share:
(Based on 10,559,814 shares of beneficial
interest outstanding - 30 million shares
authorized with no par value) ....................................       $16.63
===============================================================================

The Statement of Operations summarizes the Fund's investment income earned and expenses incurred in operating the Fund. It also shows net gains (losses) for the period stated.

Statement of Operations
Six months ended June 30, 1998 (Unaudited)
--------------------------------------------------------------------------------

Investment Income:
 Interest ..........................................................  $6,757,086
 Dividend ..........................................................      67,441
                                                                      ----------
                                                                       6,824,527
                                                                      ----------
Expenses:
Investment management fee - Note B .................................     527,557
Transfer agent fee - Note B  .......................................      49,144
Custodian fee ......................................................      32,821
Printing ...........................................................      28,597
Financial services fee- Note B .....................................      16,234
Auditing fee .......................................................      15,672
New York Stock Exchange fee ........................................      10,291
Trustees' fees .....................................................       4,625
Miscellaneous ......................................................       3,069
Legal fees .........................................................       1,124
                                                                      ----------
                                       Total Expenses ..............     689,134
                                       -----------------------------------------
                                       Net Investment Income .......   6,135,393
                                       -----------------------------------------

Realized and Unrealized Gain (Loss) on Investments and
Financial Futures Contracts:
 Net realized gain on investments sold .............................     257,079
 Net realized loss on financial futures contracts ..................     (6,389)
 Change in net unrealized appreciation/depreciation
  of investments ...................................................     699,224
 Change in net unrealized appreciation/depreciation
  of financial futures contracts ...................................     (4,234)
                                                                      ----------
                                       Net Realized and Unrealized
                                       Gain on Investments and
                                       Financial Futures Contracts..     945,680
                                       -----------------------------------------
                                       Net Increase in Net Assets
                                       Resulting from Operations ...  $7,081,073
                                       =========================================

                        SEE NOTES TO FINANCIAL STATEMENTS

                              FINANCIAL STATEMENTS

                  John Hancock Funds - Income Seurities Trust


Statement of Changes in Net Assets
--------------------------------------------------------------------------------

                                              YEAR ENDED      SIX MONTHS ENDED
                                             DECEMBER 31,       JUNE 30, 1998
                                                 1997            (UNAUDITED)
                                             ------------     ----------------

Increase (Decrease) in Net Assets:
From Operations:
Net investment income ......................  $12,581,334         $6,135,393
Net realized gain (loss) on investments sold
and financial futures contracts ............     (268,468)           250,690
Change in net unrealized appreciation/
depreciation of investments and financial
futures contracts ..........................    4,039,245            694,990
                                             ------------       ------------
  Net Increase in Net Assets Resulting
  from Operations ..........................   16,352,111          7,081,073
                                             ------------       ------------
Distributions to Shareholders:
Dividends from net investment income
($1.2025 and $0.5825 per share,
respectively) ..............................  (12,592,069)        (6,143,933)
                                             ------------       ------------
From Fund Share Transactions - Net : *
(Market value of shares issued in
reinvestment of distributions) .............    1,219,573            781,468
                                             ------------       ------------
Net Assets:
Beginning of period ........................  168,960,768        173,940,383
                                             ------------       ------------
End of period (including undistributed
net investment income of
$42,384 and $33,844, respectively) ......... $173,940,383       $175,658,991
                                             ============       ============
* Analysis of Fund Share Transactions:
Shares outstanding, beginning of period ....   10,431,824         10,511,835
Shares issued to shareholders in
reinvestment of distributions ..............       80,011             47,979
                                             ------------       ------------
Shares outstanding, end of period ..........   10,511,835         10,559,814
                                             ============       ============

The Statement of Changes in Net Assets shows how the value of the Fund's net assets has changed since the end of the previous period. The difference reflects earnings less expenses, any investment gains and losses, distributions paid to shareholders and any increase due to reinvestment of distributions in the Fund. The footnote illustrates the number of Fund shares outstanding at the beginning of the period, reinvested and outstanding at the end of the period, for the last two periods.

                       SEE NOTES TO FINANCIAL STATEMENTS.


Financial Highlights
Selected data for a share of beneficial  interest  outstanding  throughout  each period  indicated,  investment  returns,  key ratios and  supplemental  data are listed as follows:
--------------------------------------------------------------------------------

                                                          YEAR ENDED DECEMBER 31,                  SIX MONTHS ENDED
                                       ------------------------------------------------------------  JUNE 30, 1998
                                        1993         1994         1995           1996         1997     (UNAUDITED)
                                       ------       ------       ------         ------       ------    -----------
Per Share Operating Performance
Net Asset Value, Beginning of
Period .............................   $16.31       $16.97       $15.10         $16.74       $16.20       $16.55

Net Investment Income ..............     1.31         1.28         1.26           1.22         1.20         0.58
Net Realized and Unrealized Gain
(Loss) on Investments and
Financial Futures Contracts ........     0.80        (1.79)        1.64          (0.54)        0.35         0.08
                                      -------      -------      -------        -------      -------      -------
  Total from Investment Operations..     2.11        (0.51)        2.90           0.68         1.55         0.66
                                      -------      -------      -------        -------      -------      -------
Less Distributions:
Dividends from Net Investment
Income .............................    (1.32)       (1.28)       (1.26)         (1.22)       (1.20)       (0.58)
Distributions from Net Realized Gain
on Investments Sold and Financial
Futures Contracts ..................    (0.13)       (0.08)           -              -            -            -
                                      -------      -------      -------        -------      -------      -------
         Total Distributions .......    (1.45)       (1.36)       (1.26)         (1.22)       (1.20)       (0.58)
                                      -------      -------      -------        -------      -------      -------
   Net Asset Value, End of Period ..   $16.97       $15.10       $16.74         $16.20       $16.55       $16.63
                                      =======      =======      =======        =======      =======      =======
Per Share Market Value, End of
Period .............................  $16.500      $13.750      $15.750        $14.875      $16.750      $15.750
Total  Investment  Return
at Market  Value ...................    7.22%       (8.70%)      24.11%          2.34%       21.57%       (2.50%)(1)

Ratios and Supplemental Data
Net Assets, End of Period
(000s omitted) ..................... $170,988     $154,116     $172,732       $168,961     $173,940     $175,659
Ratio of Expenses
to Average Net Assets ..............    0.84%        0.87%        0.84%          0.84%        0.84%        0.79%(2)
Ratio of Net Investment
Income to Average Net Assets .......    7.67%        8.03%        7.77%          7.50%        7.34%        7.03%(2)
Portfolio Turnover Rate ............      95%          82%         105%           117%         143%         127%

(1) Not annualized.
(2) Annualized.

The Financial Highlights summarizes the impact of the following factors on a single share for each period indicated: net investment income, gains (losses), distributions and total investment return of the Fund. It shows how the Fund's net asset value for a share has changed since the end of the previous period. It also shows the total investment return for each period based on the market value of Fund shares. Additionally, important relationships between some items presented in the financial statements are expressed in ratio form.

                       SEE NOTES TO FINANCIAL STATEMENTS.

                              FINANCIAL STATEMENTS

                  John Hancock Funds - Income Securities Trust

Schedule of Investments
June 30, 1998 (Unaudited)
--------------------------------------------------------------------------------

The Schedule of Investments is a complete list of all securities owned by Income Securities Trust on June 30, 1998. It's divided into three main categories: publicly traded bonds, preferred stocks and warrants, and short-term investments. The bonds are further broken down by industry groups. Short-term investments, which represent the Fund's "cash" position, are listed last.

                                                              PAR VALUE
                                      INTEREST      CREDIT      (000s        MARKET
ISSUER, DESCRIPTION                     RATE        RATING*    OMITTED)      VALUE
-------------------                   --------      -------    --------      -----
PUBLICLY TRADED BONDS
Aerospace (0.41%)
Jet Equipment Trust,
Equipment Trust Cert Ser 95B2
08-15-14 (R) .......................   10.910%        BBB-         $550       $721,160
                                                                              --------
Automobiles/Trucks (0.75%)
ERAC USA Finance Co.,
Note 02-15-05 (R) ..................    6.625         BBB           720        713,385
Ford Motor Co.,
 Bond 02-15-28 .....................    6.625         A1            190        190,158
 Deb 11-15-25 ......................    7.125         A             380        404,426
                                                                             ---------
                                                                             1,307,969
                                                                             ---------
Banks (9.63%)
Abbey National First Capital, B.V.,
Sub Note (United Kingdom)
10-15-04, (Y) ......................    8.200          AA-        1,000      1,101,080
ABN-Amro Bank N.V.-D Chicago Branch,
Gtd Sub Deb (Netherlands)
05-31-05, (Y).......................    7.250          AA-          500        525,285
African Development Bank,
Sub Note (Supranational)
12-15-03, (Y) ......................    9.750          AA-        1,000      1,174,990
Banc One Corp.,
Sub Deb 10-15-26 ...................    7.625          A+           370        411,943
Bank of New York,
Cap Security 12-01-26 (R) ..........    7.780          A-           595        635,639
BankBoston NA,
Sub Note 03-25-08 ..................    6.375          A2           530        529,730
Barclays North American
Capital Corp., Gtd Cap
Note 05-15-21 ......................    9.750          AA-          900      1,006,830
Fleet Financial Group, Inc.,
Note 05-15-08 ......................    6.375          A-           490        494,925
Landeskreditbank Baden-
Wuerttemberg, Sub Note
(Germany) 02-01-23, (Y).............    7.625          AAA        2,500      2,902,075
National Westminster
Bank PLC - New York Branch,
Sub Note 05-01-01 ..................    9.450          AA-        1,250      1,356,888
NB Capital Trust IV,
Gtd Cap Security 04-15-27 ..........    8.250          A-           765        854,390
Scotland International
Finance No. 2, B.V., Gtd Sub
Note (Netherlands)
11-01-06 (R), (Y) ..................    8.850          A+           750        870,870

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                       9

                              FINANCIAL STATEMENTS
                  John Hancock Funds - Income Securities Trust

                                                              PAR VALUE
                                      INTEREST      CREDIT      (000s        MARKET
ISSUER, DESCRIPTION                     RATE        RATING*    OMITTED)      VALUE
-------------------                   --------      -------    --------      -----
Banks (continued)
Scotland International Finance
No. 2, B.V., Gtd Sub Note
(United Kingdom) 01-27-04 (R), (Y)..    8.800%         A         $2,000     $2,252,420
Security Pacific Corp.,
Medium Term Sub Note
04-26-01 ...........................   10.500          A1         1,500      1,674,885
Sub Note 11-15-00 ..................   11.500          A          1,000      1,118,960
                                                                           -----------
                                                                            16,910,910
                                                                           -----------
Building (0.17%)
M.D.C. Holdings, Inc.,
Sr Note 02-01-08 ...................    8.375          BB-          305        305,000
                                                                           -----------
Containers (0.23%)
Stone Container Corp.,
Unit 04-01-02 ......................   12.250          B-           390        397,800
                                                                           -----------
Cosmetics & Personal Care (0.62%)
Global Health Sciences, Inc.,
Sr Note 05-01-08 (R) ...............   11.000          B+           290        286,375
Johnson & Johnson,
Deb 11-15-23 .......................    6.730          AAA          750        800,025
                                                                           -----------
                                                                             1,086,400
                                                                           -----------
Electronics (0.17%)
Zilog, Inc.,
Sr Sec Note 03-01-05 (R) ...........    9.500          B            405        295,650
                                                                           -----------
Energy (1.05%)
AES Corp.,
Sr Sub Note 07-15-06 ...............   10.250          B+           695        755,813
Sr Sub Note 08-15-07 ...............    8.375          B+           405        409,050
CalEnergy Company, Inc.,
Sr Note 09-15-06 ...................    9.500          BB+          450        488,597
P & L Coal Holdings Corp.,
Sr Sub Note 05-15-08 (R) ...........    9.625          B            182        187,005
                                                                           -----------
                                                                             1,840,465
                                                                           -----------
Finance (3.55%)
CIT Group Holdings, Inc.,
Deb 03-15-01 .......................    9.250          A          1,000      1,080,190
Constitution Capital Trust I,
Gtd Cap Security 04-15-27 (R).......    9.150          BBB          420        472,567
DR Investments,
Sr Note 05-15-07 (R) ...............    7.450          A-           450        477,333
General Motors Acceptance Corp.,
Medium Term Note 04-06-00 ..........    5.850          A2         1,010      1,008,940
Merrill Lynch Mortgage Investors,
Inc., Sub Bond Ser 1992-B
Class B 04-15-12 ...................    8.500          Aaa          322        330,222
Midland American Capital Corp.,
Gtd Deb 11-15-03 ...................   12.750          A          1,500      1,534,800


                       SEE NOTES TO FINANCIAL STATEMENTS.
                                       10

                               JOHN HANCOCK FUNDS
                  John Hancock Funds - Income Securities Trust

                                                              PAR VALUE
                                      INTEREST      CREDIT      (000s        MARKET
ISSUER, DESCRIPTION                     RATE        RATING*    OMITTED)      VALUE
-------------------                   --------      -------    --------      -----
Finance (continued)
Niantic Bay Fuel Trust,
Bond 06-04-03 (R) ..................    8.590%        NR           $275       $277,357
United Companies Financial
Corp., Sr Note 01-15-04 ............   7.700          BB+           600        593,778
Yanacocha Receivables
Master Trust, Pass Thru Cert
Ser 1997-A (Peru)
06-15-04 (R), (Y) ..................    8.400         BBB-          482        469,294
                                                                           -----------
                                                                             6,244,481
                                                                           -----------
Funeral Services & Related (0.43%)
Loewen Group International, Inc.,
Gtd Sr Note Ser 4 10-15-03 .........    8.250         BB+           740        758,500
                                                                           -----------
Glass Products (0.20%)
Vicap S.A. de C.V.,
Gtd Sr Note (Mexico)
05-15-07 (R), (Y) ..................   11.375         B+            340        348,500
                                                                           -----------
Government - Foreign (2.14%)
Federative Republic of
Brazil, Global Bond
(Brazil) 04-07-08, (Y) .............    9.375         BB-           380        337,725
Nova Scotia, Province of,
Deb (Canada) 04-01-22, (Y) .........    8.750         A-            750        966,300
Ontario, Province of,
Bond (Canada) 06-04-02, (Y) ........    7.750         AA-           500        530,955
Panama, Republic of,
Note (Panama) 02-13-02 (R), (Y).....    7.875         BB+           750        735,000
Quebec, Province of,
Deb (Canada) 10-01-13, (Y) .........   13.000         A+            500        531,470
Saskatchewan, Province of,
Bond (Canada) 12-15-20, (Y).........    9.375         A             480        654,216
                                                                           -----------
                                                                             3,755,666
                                                                           -----------
Government - U.S. (22.22%)
United States Treasury,
Bond 08-15-05 ......................   10.750         Aaa           885      1,151,465
Bond 08-15-17 ......................    8.875         Aaa         2,080      2,835,622
Bond 05-15-18 ......................    9.125         Aaa         2,250      3,149,640
Bond 02-15-23 ......................    7.125         Aaa        10,105     11,953,912
Note 05-15-01 ......................    8.000         Aaa         1,286      1,369,191
Note 05-15-02 ......................    7.500         Aaa         4,353      4,645,478
Note 08-15-03 ......................    5.750         Aaa         4,080      4,123,330
Note 02-15-05 ......................    7.500         Aaa         4,260      4,715,266
Note 07-15-06 ......................    7.000         Aaa         4,656      5,084,492
                                                                           -----------
                                                                            39,028,396
                                                                           -----------
Government - U.S. Agencies (8.36%)
Federal Home Loan Mortgage Corp.,
20 Yr Pass Thru Ctf 01-01-16 .......   11.250         AAA           389        435,697
Federal National Mortgage Assn.,
15 Yr SF Pass Thru Ctf 01-25-05.....    8.000         AAA         1,000      1,032,500

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                       11

                              FINANCIAL STATEMENTS
                    John Hancock  Funds - Income Securities

                                                              PAR VALUE
                                      INTEREST      CREDIT      (000s        MARKET
ISSUER, DESCRIPTION                     RATE        RATING*    OMITTED)      VALUE
-------------------                   --------      -------    --------      -----
Government - U.S. Agencies (continued)
Federal National Mortgage Assn. (continued),
15 Yr SF Pass Thru Ctf 02-01-08.....    7.500%        AAA          $326       $333,973
15 Yr SF Pass Thru Ctf 06-01-10+....    7.000         AAA           995      1,013,029
15 Yr SF Pass Thru Ctf  02-15-11+..     6.500         AAA         1,295      1,302,278
30 Yr SF Pass Thru Ctf 10-01-23 ....    7.000         AAA           683        693,152
30 Yr Pass Thru Ctf 03-01-24+.......    6.500         AAA           300        298,779
Pass Thru Ctf Ser 1997-M8 Class
A-1 01-25-22 .......................    6.940         AAA           376        390,233
Financing Corp.,
Bond 02-08-18 ......................    9.400         AAA         2,000      2,790,320
Government National Mortgage Assn.,
30 Yr SF Pass Thru Ctf 11-15-19
to 02-15-25 ........................    9.500         AAA           938      1,012,851
30 Yr SF Pass Thru Ctf 11-15-20 ....   10.000         AAA           282        309,798
30 Yr SF Pass Thru Ctf 04-15-21 ....    9.000         AAA           370        398,110
30 Yr SF Pass Thru Ctf 02-15-24
to 02-15-26 + ......................    7.500         AAA         2,213      2,274,218
30 Yr Pass Thru Ctf 08-01-24 + .....    7.000         AAA           710        721,310
30 Yr SF Pass Thru Ctf 08-15-26.....    8.000         AAA           554        574,312
Tennessee Valley Authority,
Power Bonds 1989 Ser G 11-15-29 ....    8.625         AAA         1,000      1,105,280
                                                                           -----------
                                                                            14,685,840
                                                                           -----------
Household (0.23%)
WestPoint Stevens, Inc.,
Sr Note 06-15-05 (R) ...............    7.875         BB            405        408,038
                                                                           -----------
Insurance (4.71%)
Conseco, Inc.,
Note 06-15-05 ......................    6.800         BBB           500        500,835
Equitable Life Assurance
Society of the United States,
Surplus Note 12-01-05 (R) ..........    6.950         A             550        570,972
Fairfax Financial Holdings Ltd.,
Note (Canada) 04-15-26, (Y).........    8.300         BBB+          695        788,672
Liberty Mutual Insurance Co.,
Surplus Note 05-04-07 (R) ..........    8.200         A+          1,100      1,240,811
Surplus Note 10-15-26 (R) ..........    7.875         A2            435        490,945
Massachusetts Mutual Life
Insurance Co., Surplus Note
11-15-23 (R) .......................    7.625         AA          1,145      1,298,350
NAC Re Corp.,
Note 06-15-99 ......................    8.000         A-            370        376,235
New York Life Insurance Co.,
Surplus Note 12-15-23 (R) ..........    7.500         AA-         1,500      1,567,215
Sun Canada Financial Co.,
Gtd Sub Note 12-15-07 (R) ..........    6.625         AA            725        750,738
URC Holdings Corp.,
Sr Note 06-20-06 (R) ...............    7.875         A-            640        690,240
                                                                           -----------
                                                                             8,275,013
                                                                           -----------

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                       12

                              FINANCIAL STATEMENTS
                     John Hancock Funds - Income Securities

                                                              PAR VALUE
                                      INTEREST      CREDIT      (000s        MARKET
ISSUER, DESCRIPTION                     RATE        RATING*    OMITTED)      VALUE
-------------------                   --------      -------    --------      -----
Leisure (1.08%)
Mohegan Tribal Gaming Authority,
Sr Sec Note Ser B 11-15-02 .........   13.500%         BB+         $150       $190,875
Showboat Marina Casino Partnership/
Finance Corp., 1st Mtg Note
Ser B 03-15-03 .....................   13.500          BB-          500        585,000
Sun International Hotels Ltd.,
Gtd Sr Sub Note 03-15-07 ...........    9.000          B+           230        240,925
Gtd Sr Sub Note (Bahamas)
12-15-07 (Y) .......................    8.625          B+           260        267,800
Trump Hotels & Casino Resorts
Funding, Inc./Holdings, L.P.,
Sr Note 06-15-05 ...................   15.500          B-           550        618,750
                                                                           -----------
                                                                             1,903,350
                                                                           -----------
Media (6.03%)
Adelphia Communications Corp.,
Sr Note 07-15-02 (R)................    8.125         B             240        238,649
Sr Note Ser B 10-01-02 .............    9.250         B2            550        569,250
Century Communications Corp.,
Sr Note 08-15-00 ...................    9.500         BB-           280        292,600
Clear Channel Communications, Inc.,
Deb 10-15-27 .......................    7.250         BBB-          710        731,520
Comcast Corp.,
Sr Sub Deb 07-15-12 ................   10.625         BB+           605        780,450
Continental Cablevision, Inc.,
Sr Sub Deb 06-01-07 ................   11.000         BBB-        1,210      1,321,066
Cumulus Media, Inc.,
Sr Sub Note 07-01-08 ...............   10.375         CCC+          200        202,750
Garden State Newspapers, Inc.,
Sr Sub Note 10-01-09 ...............    8.750         B+            276        280,140
Le Groupe Videotron Ltee,
Sr Note (Canada) 02-15-05, (Y) .....   10.625         BBB-          540        593,060
News America Holdings, Inc.,
Gtd Sr Deb 08-10-18 ................    8.250         BBB-          537        605,886
OpTel, Inc.,
Sr Note 07-01-02 (R) ++ ............   11.500         B-            190        190,000
Rogers Cablesystems Ltd.,
Sr Note Ser B (Canada)
03-15-05, (Y) ......................   10.000         BB+           800        888,000
Sr Sec Second Priority Note
(Canada) 08-01-02, (Y) .............    9.625         BB+           300        321,000
SFX Broadcasting, Inc.,
Sr Sub Note Ser B 05-15-06 .........   10.750         B-            330        363,825
TeleWest Communications PLC,
Sr Deb (United Kingdom)
10-01-06, (Y) ......................    9.625         B+            380        400,900
Time Warner, Inc.,
Deb 01-15-13 .......................    9.125         BBB-          539        655,990
TKR Cable I, Inc.,
Sr Deb 10-30-07 ....................   10.500         BBB-        1,955      2,150,852
                                                                           -----------
                                                                            10,585,938
                                                                           -----------

                       SEE NOTES TO FINANCIAL STATEMETNS.

                              FINANCIAL STATEMENTS
                    John Hancock  Funds - Income Securities

                                                              PAR VALUE
                                      INTEREST      CREDIT      (000s        MARKET
ISSUER, DESCRIPTION                     RATE        RATING*    OMITTED)      VALUE
-------------------                   --------      -------    --------      -----
Medical (2.11%)
Dynacare, Inc.,
Sr Note (Canada) 01-15-06, (Y)......   10.750%        B+           $275       $290,813
Fresenius Medical Care Capital
Trust II, Gtd Trust Preferred
Security 02-01-08 (R) ..............    7.875         B+            405        400,950
Integrated Health Services, Inc.,
Sr Sub Note 01-15-08 ...............    9.250         B-            500        519,375
PharMerica, Inc.,
Sr Sub Note 04-01-08 (R) ...........    8.375         B             175        175,875
Physician Sales & Service, Inc.,
Gtd Sr Sub Note 10-01-07 ...........    8.500         B             275        283,250
Quest Diagnostics, Inc.,
Sr Sub Note 12-15-06 ...............   10.750         B+            355        396,713
Sola International, Inc.,
Note 03-15-08 ......................    6.875         BBB-          425        424,745
Tenet Healthcare Corp.,
Sr Sub Note 01-15-07 ...............    8.625         BB-           410        420,250
Sr Sub Note 12-01-08 (R) ...........    8.125         BB-           235        235,294
Vencor, Inc.,
Sr Sub Note 05-01-05 (R) ...........    9.875         B-            205        200,388
Watson Pharmaceuticals, Inc.,
Sr Note 05-15-08 ...................    7.125         BBB-          350        354,813
                                                                           -----------
                                                                             3,702,466
                                                                           -----------
Metals (0.15%)
Freeport-McMoRan Copper & Gold, Inc.,
Sr Note 11-15-26 ...................    7.200         CCC+          335        269,467
                                                                           -----------
Mortgage Banking (4.50%)
Citibank Credit Card Master Trust I,
Pass Thru Ctf Ser 1997-7 Class A
08-15-02 ...........................    6.350         AAA         1,010      1,018,048
ContiFinancial Corp.,
Sr Note 03-15-02 ...................    7.500         BB+           495        496,683
ContiMortgage Home Equity Loan
Trust, Pass Thru Ctf Ser 1995-2
Class A-5 08-15-25 .................    8.100         AAA           425        442,199
Countywide Home Loans, Inc.,
Mortgage Pass Thru Ctf Ser
1997-7 Cl A8 12-25-27 ..............    7.250         Aaa           914        960,382
CS First Boston Mortgage Securities
Corp., Commercial Mtg Pass Thru
Ctf Ser 1998-C1 Class A-1A
05-17-40 ...........................    6.260         AAA           675        680,168
Deutsche Mortgage & Asset
Receiving Corp., Commercial Mtg
Pass-Through Ctf Ser 1998-C1
Class C 03-15-08 ...................    6.861         A2            415        423,948
FirstPlus Home Loan Trust,
Pass Thru Ctf Ser 1998-4
Class A-5 01-01-01 .................    6.380         AAA           730        730,449
GMAC Commercial Mortgage
Securities, Inc., Pass Thru Ctf
Ser 1997-C2 Class A-3 11-15-07 .....    6.566         AAA           705        722,184
IMC Home Equity Loan Trust,
Pass Thru Ctf Ser 1996-1
Class A-5 12-25-13 .................    6.290         AAA           720        721,125
Nomura Asset Securities Corp.,
Pass Thru Ctf Ser 1998-6
Class A-1A 03-17-28 ................    6.280         AAA           507        511,243

                       SEE NOTES TO FINANCIAL STATEMENTS.

                              FINANCIAL STATEMENTS
                    John Hancock  Funds - Income Securities

                                                              PAR VALUE
                                      INTEREST      CREDIT      (000s        MARKET
ISSUER, DESCRIPTION                     RATE        RATING*    OMITTED)      VALUE
-------------------                   --------      -------    --------      -----
Mortgage Banking (continued)
Salomon Brothers Mortgage
Securities VII, Inc., Mtg Pass
Thru Ctf Ser 1997-HUD2
Class A-2 07-25-24 .................    6.750%        Aaa          $454       $461,378
UCFC Home Equity Loan Trust,
Pass Thru Ctf Ser 1996- 1
Class A6 02-15-25 ..................    7.180         AAA           710        734,406
                                                                           -----------
                                                                             7,902,213
                                                                           -----------
Oil & Gas (2.01%)
Camuzzi Gas Pampeana S.A.,
Bond (Argentina) 12-15-01, (Y)......    9.250         BBB-          403        406,023
Norsk Hydro ASA,
Deb (Norway) 10-01-16, (Y) .........    7.500         A             720        805,356
Occidental Petroleum Corp.,
Sr Deb 09-15-09 ....................   10.125         BBB           600        760,104
Petroleum Geo-Services,
Sr Note (Norway) 03-30-08, (Y)......    6.625         BBB           555        555,999
Union Pacific Resources Group, Inc.,
Deb 05-15-28 .......................    7.150         BBB           440        440,057
YPF Sociedad Anonima,
Sr Note (Argentina)
03-15-03, (Y) ......................    7.250         BBB-          580        563,586
                                                                           -----------
                                                                             3,531,125
                                                                           -----------
Paper & Paper Products (0.65%)
Fort James Corp.,
Sr Note 09-15-02 ...................    6.500         BBB-          470        473,257
Repap New Brunswick,
Sr Note (Canada) 04-15-05, (Y)......   10.625         CCC+          195        196,950
S.D. Warren Co.,
Sr Sub Note Ser B 12-15-04 .........   12.000         B+            432        477,360
                                                                           -----------
                                                                             1,147,567
                                                                           -----------
Real Estate Investment Trusts (0.73%)
American Health Properties, Inc.,
Note 01-15-07 ......................    7.500         BBB-          410        420,496
Liberty Property L.P.,
Med Term Note 06-05-02 .............    6.600         BBB-          355        355,355
TriNet Corporate Realty Trust, Inc.,
Note 05-15-01  .....................    7.300         BBB-          500        507,915
                                                                           -----------
                                                                             1,283,766
                                                                           -----------
Retail (1.97%)
Kroger Co. (The),
Lease Ctf 02-01-09 .................   12.950         BBB-        1,910      2,129,650
May Department Stores Co. (The),
Deb 06-15-18 .......................   10.750         A             254        268,379
Safeway, Inc.,
Deb 01-15-09 .......................   13.500         BBB           474        528,882
Southern Foods Group L.P.,
Sr Sub Note 09-01-07 (R) ...........    9.875         B             515        536,888
                                                                           -----------
                                                                             3,463,799
                                                                           -----------

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                       15

                              FINANCIAL STATEMENTS
                    John Hancock  Funds - Income Securities

                                                              PAR VALUE
                                      INTEREST      CREDIT      (000s        MARKET
ISSUER, DESCRIPTION                     RATE        RATING*    OMITTED)      VALUE
-------------------                   --------      -------    --------      -----
Steel (0.36%)
Bayou Steel Corp.,
1st Mtg Bond 05-15-08 (R) ..........    9.500%        B            $290       $287,463
IVACO, Inc.,
Sr Note (Canada) 09-15-05, (Y)......   11.500         B+            320        351,200
                                                                           -----------
                                                                               638,663
                                                                           -----------
Telecommunications (3.59%)
Compagnie De Radiocomunicaciones
Moviles S.A., Bond (Argentina)
05-08-08 (R), (Y) ..................    9.250         Ba3            80         76,800
Esprit Telecom Group PLC,
Sr Note (United Kingdom)
06-15-08 (R), (Y) ..................   10.875         B-            295        292,050
Facilicom International,
Sr Note 01-15-08 (R) ...............   10.500         NR            344        337,120
FLAG Ltd.,
Sr Note 01-30-08 (R)................    8.250         B+            494        497,705
McLeodUSA, Inc.,
Sr Note 03-15-08 (R)................    8.375         B+            408        409,020
MetroNet Communications Corp.,
Sr Note (Canada) 08-15-07, (Y)......   12.000         B             530        609,500
Nextel Communications, Inc.,
Sr Disc Note, Step Coupon
(9.75%, 02-15-99) 08-15-04 .........     Zero         CCC+          967        940,408
Sr Disc Note, Step Coupon
(9.95%, 02-15-03) 02-15-08 (R)......     Zero         CCC+          438        279,225
NEXTLINK Communications, Inc.,
Sr Note 10-01-07 ...................    9.625         B             212        216,240
Sr Note 03-15-08 (R)................    9.000         B             160        160,000
Paging Network, Inc.,
Sr Sub Note 10-15-08 ...............   10.000         B             316        326,270
Qwest Communications International,
Inc., Sr Note Ser B 04-01-07 .......   10.875         BB+           465        535,913
Satelites Mexicanos S.A. de C.V.,
Sr Note (Mexico) 11-01-04 (R), (Y)..   10.125         B-            165        160,875
TCI Communications, Inc.,
Sr Deb 08-01-15 ....................    8.750         BBB-          648        780,140
Teligent, Inc.,
Sr Note 12-01-07 ...................   11.500         CCC           400        405,000
Viatel, Inc.,
Unit (Sr Note & Preferred Stock)
04-15-08 (R) .......................   11.250         Caa1          275        288,063
                                                                           -----------
                                                                             6,314,329
                                                                           -----------
Textile (0.75%)
Tommy Hilfiger USA,
Gtd Note 06-01-03 ..................    6.500         BBB-          485        486,819
Tropical Sportswear International
Corp., Sr Sub Note 06-15-08 (R).....   11.001         B-            290        290,725
Unifi, Inc.,
Note, Ser B 02-01-08 ...............    6.500         A-            545        538,842
                                                                           -----------
                                                                             1,316,386
                                                                           -----------

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                       16

                              FINANCIAL STATEMENTS
                    John Hancock  Funds - Income Securities

                                                              PAR VALUE
                                      INTEREST      CREDIT      (000s        MARKET
ISSUER, DESCRIPTION                     RATE        RATING*    OMITTED)      VALUE
-------------------                   --------      -------    --------      -----
Tobacco (0.48%)
RJR Nabisco, Inc.,
Note 12-01-02 ......................    8.625%        BBB-         $455       $469,646
Note 09-15-03 ......................    7.625         BBB-          375        372,844
                                                                           -----------
                                                                               842,490
                                                                           -----------
Transportation (4.30%)
America West Airlines,
Pass Thru Ctf Ser B 01-02-08........    6.930         A-            517        524,471
Continental Airlines,
Pass Thru Ctf Ser 96-C 10-15-13 ....    9.500         BBB+          481        555,466
Enterprises Shipholding Corp.,
Sr Note (Greece) 05-01-08 (R), (Y)..    8.875         BB            270        264,600
Fine Air Services, Inc.,
Sr Note 06-01-02 (R) ...............    9.875         B             440        430,100
Humpuss Funding Corp.,
Gtd Note (Indonesia)
12-15-09 (R), (Y) ..................    7.720         B3            520        379,807
Northwest Airlines Corp.,
Gtd Note 03-15-04 ..................    8.375         BB            425        438,243
Pass Thru Ctf Ser 1996-1
07-02-16 ...........................    8.970         BBB-          391        440,651
Northwest Airlines, Inc.,
Pass Thru Ctf Ser 1996-1C
01-02-15 ...........................   10.150         BB+           309        327,773
NWA Trust,
Sr Note Ser A 06-21-14 .............    9.250         A2            586        703,332
Railcar Trust No. 1992-1,
Pass Thru Ser 1992-1 Class A
06-01-04 ...........................    7.750         AAA         1,379      1,452,011
Scandinavian Airlines System,
Deb (Sweden) 07-20-99, (Y) .........    9.125         A3            700        724,500
U.S. Airways, Inc.,
Pass Thru Ctf Ser 1990-A1
03-19-05 ...........................   11.200         BB            914      1,027,999
Wisconsin Central Transportation
Corp., Note 04-15-08 ...............    6.625         BBB-          290        288,115
                                                                           -----------
                                                                             7,557,068
                                                                           -----------
Utilities (11.97%)
Beaver Valley Funding Corp.,
Sec Lease Oblig Bond 06-01-17 ......    9.000         BB-           588        672,407
British Telecom Finance, Inc.,
Gtd Deb (United Kingdom)
02-15-19, (Y) ......................    9.625         AAA         1,120      1,193,909
BVPS II Funding Corp.,
Collateralized Lease Bond
06-01-17 ...........................    8.890         BB-           700        809,375
Calpine Corp.,
Sr Note 05-15-06 ...................   10.500         BB-           465        509,175
Sr Note 07-15-07 ...................    8.750         BB-           200        205,500
CE Casecnan Water & Energy Co., Inc.,
Sr Note Ser A (Philippine Islands)
11-15-05, (Y) ......................   11.450         BB            400        399,000
Chugach Electric Association, Inc.,
1St Mtg 1991 Ser A 03-15-22 ........    9.140         A           2,000      2,410,480

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                       17

                              FINANCIAL STATEMENTS
                    John Hancock  Funds - Income Securities

                                                              PAR VALUE
                                      INTEREST      CREDIT      (000s        MARKET
ISSUER, DESCRIPTION                     RATE        RATING*    OMITTED)      VALUE
-------------------                   --------      -------    --------      -----
Utilities (continued)
Cleveland Electric Illuminating Co.,
1st Mtg Ser B 05-15-05 .............    9.500%        BB+        $1,090     $1,203,960
EIP Funding-PNM,
Sec Fac Bond 10-01-12 ..............   10.250         Ba2           710        838,430
Enersis S.A.,
Note (Chile) 12-01-16, (Y) .........    7.400         A-            300        274,119
First PV Funding Corp.,
Deb Ser 86A 01-15-14 ...............   10.300         BB-           200        213,110
Deb Ser 86B 01-15-16 ...............   10.150         BB-           294        313,164
GTE Corp.,
Deb 11-01-20 .......................   10.250         A           1,500      1,679,595
Hydro-Quebec,
Gtd Deb (Canada) 02-01-03, (Y)......    7.375         A+            750        788,753
Gtd Bond (Canada) 02-01-21, (Y).....    9.400         A+            500        664,830
Gtd Bond (Canada) 01-15-22, (Y).....    8.400         A+            880      1,074,452
Iberdrola International B.V.,
Note (Spain) 10-01-02, (Y) .........    7.500         AA-         2,000      2,092,660
Long Island Lighting Co.,
Deb 07-15-19 .......................    8.900         A-            395        418,605
Deb 11-01-22 .......................    9.000         A-            370        422,018
Midland Cogeneration Venture L.P.,
Sec Deb Ser C-91 07-23-02 ..........   10.330         BB-           912        979,991
Midland Funding Corp. II,
Deb 07-23-05 .......................   11.750         B             300        360,880
Deb Ser B 07-23-06 .................   13.250         B             225        291,020
Monterrey Power S.A. de C.V.,
Sr Sec Bond (Mexico)
11-15-09 (R), (Y)...................    9.625         BB            290        271,150
Niagara Mohawk Power Corp.,
Sr Note Sr G 10-01-08 ..............    7.750         BB-           355        363,431
North Atlantic Energy Corp.,
1st Mtg Bond 06-01-02 ..............    9.050         B+            555        570,479
Puget Sound Energy Capital Trust I,
Gtd Cap Security Ser B 06-01-27 ....    8.231         Baa2          370        384,650
System Energy Resources, Inc.,
1st Mtg 08-01-01 ...................    7.710         BBB-          615        629,459
U.S. West Capital Funding Inc.,
Co Gtd 7-15-28 .....................    6.875         A-            370        370,030
Waterford 3 Funding Corp.,
Sec Lease Obligation
Bond 01-02-17 ......................    8.090         BBB-          593        614,668
                                                                           -----------
                                                                            21,019,300
                                                                           -----------
                                    TOTAL PUBLICLY TRADED BONDS
                                        (Cost $161,882,592)      (95.55%)  167,847,715
                                                                ---------  -----------

                       SEE NOTES T0 FINANCIAL STATEMENTS.
                                       18

                                                                NUMBER OF
ISSUER DESCRIPTION                                          SHARES OR WARRANTS   MARKET VALUE
------------------                                          ------------------   ------------
PREFERRED STOCKS AND WARRANTS
California Federal Preferred Capital Corp., 9.125%,
Ser A, Preferred  Stock..................................        21,560             $588,858
Connecticut Light & Power Co., 5.30%, Ser 1993,
Preferred Stock .........................................        22,643            1,041,578
MetroNet Communications Corp., Warrant (Canada)
(R), (Y) ................................................           530               25,440
Time Warner, Inc., 10.25%, Ser M,
Preferred Stock .........................................           985            1,094,137
                                                                                ------------
                                                                                   2,750,013
                                                                                ------------
                       TOTAL PREFERRED STOCKS AND WARRANTS
                                        (Cost $2,713,017)         (1.57%)          2,750,013
                                                                 --------       ------------


                                                 INTEREST       PAR VALUE
                                                   RATE       (000S OMITTED)
                                                   ----       --------------
SHORT-TERM INVESTMENTS
Joint Repurchase Agreement (3.18%)
Investment in a joint repurchase agreement
transaction with Toronto Dominion Securities
USA,  Inc. - dated 06-30-98, due 07-01-98
(Secured by U. S. Treasury Notes, 5.000%
thru 9.125% due 02-15-99 thru 05-15-18)-
Note A ......................................       5.750%       $5,585            5,585,000
                                                                                ------------
Corporate Savings Account (0.00%)
Investors Bank & Trust Company
Daily Interest Savings Account
Current Rate 4.95% ..........................                                            579
                                                                                ------------
                             TOTAL SHORT-TERM INVESTMENTS         (3.18%)          5,585,579
                                                                --------        ------------
                             TOTAL INVESTMENTS                  (100.30%)        176,183,307
                                                                --------        ------------
                             OTHER ASSETS AND LIABILITIES, NET    (0.30%)           (524,316)
                                                                --------        ------------
                             TOTAL NET ASSETS                   (100.00%)       $175,658,991
                                                                ========        ============


(R) These securities are exempt from registration under rule 144A of the Securities Act of 1933. Such securities may be resold, normally to qualified institutional buyers, in transactions exempt from registration. Rule 144A securities amounted to $22,188,051 or 12.63% of net assets as of June 30, 1998.

(Y) Parenthetical disclosure of a foreign country in the security description represents country of a foreign issuer; however, security is U.S. dollar denominated.

+ These securities, having an aggregate value of $3,607,727 or 2.05% of the Fund's net assets, have been purchased on a when-issued basis. The purchase price and the interest rate of such securities are fixed at trade date, although the Fund does not earn any interest on such securities until settlement date. The Fund has instructed its custodian bank to segregate assets with a current value at least equal to the amount of its when-issued commitments. Accordingly, the market values of $2,655,768 of U.S. Treasury Bond, 7.125%, 02-15-23, and $1,048,206, U.S. Treasury Note, 7.500%,
     02-15-05, have been segregated to cover the when-issued commitments.

++ This security, having an aggregate value of $190,000 or 0.11% of the Fund's net assets, has been purchased as a forward commitment; that is, the Fund has agreed on trade date to take delivery of and make payment for such security on a delayed basis subsequent to the date of this schedule. The purchase price and interest rate of such security are fixed at trade date, although the Fund does not earn any interest on such security until settlement date. The Fund has instructed its Custodian Bank to segregate assets with a current value at least equal to the amount of the forward commitment. Accordingly, the market value of $194,578 of United States Treasury Bond, 9.125%, 05-15-18, has been segregated to cover the forward commitment.

* Credit ratings are unaudited and rated by Standard & Poor's where available, or Moody's Investors Service or John Hancock Advisers, Inc. where Standard & Poor's ratings are not available.

NR = Not rated.

The percentage shown for each investment category is the total value of that category as a percentage of the net assets of the Fund.

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                       19

                         NOTES TO FINANCIAL STATEMENTS
                  John Hancock Funds - Income Securities Trust

(UNAUDITED)
NOTE A -
ACCOUNTING POLICIES
John Hancock Income Securities Trust (the "Fund") is a closed-end investment management company registered under the Investment Company Act of 1940.

Significant accounting policies of the Fund are as follows:

VALUATION OF INVESTMENTS Securities in the Fund's portfolio are valued on the basis of market quotations, valuations provided by independent pricing services or at fair value as determined in good faith in accordance with procedures approved by the Trustees. Short-term debt investments maturing within 60 days are valued at amortized cost, which approximates market value.

Effective June 1,1998, the Fund determines the net asset value of the Common Shares each business day at the close of regular trading.

JOINT REPURCHASE AGREEMENT Pursuant to an exemptive order issued by the Securities and Exchange Commission, the Fund, along with other registered investment companies having a management contract with John Hancock Advisers, Inc. (the "Adviser"), a wholly owned subsidiary of The Berkeley Financial Group, Inc., may participate in a joint repurchase agreement transaction. Aggregate cash balances are invested in one or more repurchase agreements whose underlying securities are obligations of the U.S. government and/or its agencies. The Fund's custodian bank receives delivery of the underlying securities for the joint account on the Fund's behalf. The Adviser is responsible for ensuring that the agreement is fully collateralized at all times.

INVESTMENT TRANSACTIONS Investment transactions are recorded as of the date of purchase, sale or maturity. Net realized gains and losses on sales of investments are determined on the identified cost basis.

FEDERAL INCOME TAXES The Fund's policy is to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute all of its taxable income, including any net realized gain on investment, to its shareholders. Therefore, no federal income tax provision is required. For federal income tax purposes, the Fund has $94,631 of capital loss carryforwards available, to the extent provided by regulations, to offset future net realized capital gains. To the extent that such carryforward is used by the Fund, no capital gains distributions will be made. The carryforwards expire as follows: December 31, 2004 N $76,080 and December 31, 2005 N $18,551.

DIVIDENDS, INTEREST AND DISTRIBUTIONS Interest income on investment securities is recorded on the accrual basis.

The Fund records all dividends and distributions to shareholders from net investment income and realized gains on the ex-dividend date. Such distributions are determined in conformity with federal income tax regulations, which may differ from generally accepted accounting principles.

USE OF ESTIMATES The preparation of these financial statements in accordance with generally accepted accounting principles incorporates estimates made by management in determining the reported amounts of assets, liabilities, revenues and expenses of the Fund. Actual results could differ from these estimates.

DISCOUNT ON SECURITIES The Fund accretes original issue discount from par value on securities purchased from either the date of issue or the date of purchase over the life of the security, as required by the Internal Revenue Code.

FINANCIAL FUTURES CONTRACTS The Fund may buy and sell financial futures contracts to hedge against the effects of fluctuations in interest rates and other market conditions. Buying futures tends to increase the Fund's exposure to the underlying instrument. Selling futures tends to decrease the Fund's exposure to the underlying instrument or hedge other Fund instruments. At the time the Fund enters into a financial futures contract, it will be required to deposit with its custodian a specified amount of cash or U.S. government securities, known as "initial margin," equal to a certain percentage of the value of the financial future contracts being traded. Each day, the futures contract is valued at the official settlement price of the board of trade or U.S. commodities exchange on which it trades. Subsequent payments, known as "Ovariation margin," to and from the broker are made on a daily basis as the market price of the financial futures contract fluctuates. Daily variation margin adjustments, arising from this "mark to market," are recorded by the Fund as unrealized gains or losses.

                         NOTES TO FINANCIAL STATEMENTS
                  John Hancock Funds - Income Securities Trust

When the contracts are closed, the Fund recognizes a gain or loss. Risks of entering into futures contracts include the possibility that there may be an illiquid market and/or that a change in the value of the contract may not correlate with changes in the value of the underlying securities. In addition, the Fund could be prevented from opening or realizing the benefits of closing out futures positions because of position limits or limits on daily price fluctuations imposed by an exchange.

For federal income tax purposes, the amount, character and timing of the Fund's gains and/or losses can be affected as a result of futures transactions.

At June 30, 1998, open positions in financial futures contracts were as follows:

                                                     UNREALIZED
EXPIRATION        OPEN CONTRACT          POSITION   DEPRECIATION
----------        -------------          --------   ------------
SEP 98            2 U.S. TREASURY NOTE   SHORT       ($4,234)
                                                     ========
At June 30, 1998, the Fund has deposited in a segregated account $5,000 par value of U.S. Treasury Bond, 7.125% due 02-15-23, to cover margin requirements on open financial futures contracts.

NOTE B -
MANAGEMENT FEE AND
ADMINISTRATIVE SERVICES

Under the present investment management contract, the Fund pays a quarterly management fee to the Adviser, for a continuous investment program, equivalent on an annual basis, to the sum of (a) 0.650% of the first $150,000,000 of the Fund's average weekly net asset value, (b) 0.375% of the next $50,000,000, (c) 0.350% of the next $100,000,000 and (d) 0.300% of the Fund's average weekly net asset value in excess of $300,000,000.

In the event normal operating expenses of the Fund, exclusive of taxes, interest, brokerage commissions and extraordinary expenses, exceeds 1.5% of the first $30,000,000 of the Fund's average weekly net asset value and 1.0% of the Fund's average weekly net asset value in excess of $30,000,000, the fee payable to the Adviser will be reduced to the extent of such excess and the Adviser will make additional arrangements necessary to eliminate any remaining excess expenses.

The Fund has an agreement with the Adviser to perform necessary tax and financial management services for the Fund. The compensation for the period was at an annual rate of less than 0.02% of the average net assets of the Fund.

Mr. Edward J. Boudreau, Jr., Ms. Anne C. Hodsdon and Mr. Richard S. Scipione are trustees and/or officers of the Adviser and/or its affiliates, as well as Trustees of the Fund. The compensation of unaffiliated Trustees is borne by the Fund. The unaffiliated Trustees may elect to defer for tax purposes their receipt of this compensation under the John Hancock Group of Funds Deferred Compensation Plan. The Fund makes investments into other John Hancock funds, as applicable, to cover its liability for the deferred compensation. Investments to cover the Fund's deferred compensation liability are recorded on the Fund's books as an other asset. The deferred compensation liability and the related other asset are always equal and are marked to market on a periodic basis to reflect any income earned by the investment as well as any unrealized gains or losses. At June 30, 1998, the Fund's investment to cover the deferred compensation had unrealized appreciation of $1,225.

NOTE C -
INVESTMENT TRANSACTIONS

Purchases and proceeds from sales of securities, other than obligations of the U.S. government and its agencies and short-term securities, during the period ended June 30, 1998 aggregated $82,438,303 and $80,521,811, respectively. Purchases and proceeds from sales of obligations of the U.S. government and its agencies aggregated $131,955,609 and $134,411,484 respectively. The cost of investments owned at June 30, 1998 (including the joint repurchase agreement) for federal income tax purposes was $170,392,974. Gross unrealized appreciation and depreciation of investments at June 30, 1998 aggregated $7,390,041 and $1,600,287, respectively, resulting in net unrealized appreciation of $5,789,754.

                  John Hancock Funds - Income Securities Trust


DIVIDENDS AND DISTRIBUTIONS
During 1998, dividends from net investment income totaling $0.5825 per share was paid to shareholders. The dates of payment and the amounts per share are as follows:

                                    INCOME
PAYMENT DATE                        DIVIDEND
------------                        --------
March 31, 1998                      $0.2950
June 30, 1998                       $0.2875

INVESTMENT OBJECTIVE AND POLICY
John Hancock Income Securities Trust is a closed-end diversified investment management company, shares of which were initially offered to the public on February 14, 1973 and are publicly traded on the New York Stock Exchange. Its investment objective is to generate a high level of current income consistent with prudent investment risk. The Fund invests in a diversified portfolio of freely marketable debt securities and may invest an amount not exceeding 20% of its assets in income-producing preferred and common stock. The Fund intends to engage in short-term trading, may issue a single class of senior securities not to exceed 331/3% of its net assets at market value, may borrow from banks as a temporary measure for emergency purposes in amounts not to exceed 5% of the total assets at cost and may lend its portfolio securities. The Fund pays quarterly dividends from net investment income and intends to distribute any available net realized capital gains annually. All distributions are paid in cash unless the shareholder elects to participate in the Automatic Dividend Reinvestment Plan.

FINANCIAL FUTURES CONTRACTS
The Fund may buy and sell financial futures contracts and options on futures contracts to hedge against the effects of fluctuations in interest rates and other market conditions. The Fund's ability to hedge successfully will depend on the Adviser's ability to predict accurately the future direction of interest rate changes and other market factors. There is no assurance that a liquid market for futures and options will always exist. In addition, the Fund could be prevented from opening, or realizing the benefits of closing out, a futures or options position because of position limits or limits on daily price fluctuations imposed by an exchange.

The Fund will not engage in transactions in futures contracts and options on futures for speculation, but only for hedging or other permissible risk management purposes. All of the Fund's futures contracts and options on futures will be traded on a U.S. commodity exchange or board of trade. The Fund will not engage in a transaction in futures or options on futures if, immediately thereafter, the sum of initial margin deposits on existing positions and premiums paid for options on futures would exceed 5% of the Fund's total assets.

DIVIDEND REINVESTMENT PLAN
John Hancock Income Securities Trust offers shareholders the opportunity to elect to receive shares of the Fund's Common Shares in lieu of cash dividends. The Plan is available to all shareholders without charge.

Any shareholder of record of John Hancock Income Securities Trust ("Income Securities") may elect to participate in the Automatic Dividend Reinvestment Plan (the "Plan") and receive shares of Income Securities' Common Shares in lieu of all or a portion of the cash dividends.

Shareholders may join the Plan by filling out and mailing an authorization card showing an election to reinvest all or a portion of dividend payments. If received in proper form by State Street Bank and Trust Company, P.O. Box 8209, Boston, Massachusetts 02266-8209 (the "Agent Bank") not later than seven business days before the record date for a dividend, the election will be effective with respect to all dividends paid after such record date. Shareholders whose shares are held in the name of a broker or nominee should contact the broker, bank or nominee to participate in the Plan.

Participation in the Plan may be terminated at any time by written notice to the Agent Bank and such termination will be effective immediately. However, notice of termination must be received seven days prior to the record date of any distribution to be effective for that distribution. Upon termination, certificates will be issued representing the number of full shares of Common Shares held by the Agent Bank. A shareholder will receive a cash payment for any fractional share held.

The Agent Bank will act as agent for participating shareholders. The Board of Trustees of Income Securities will declare dividends from net investment income payable in cash or, in the case of shareholders participating in the Plan, partially or entirely in Income Securities' Common Shares. The number of shares to be issued for the benefit of each shareholder will be determined by dividing

                  John Hancock Funds - Income Securities Trust


the amount of the cash dividend otherwise payable to such shareholder on shares included under the Plan by the per share net asset value of the Common Shares on the date for payment of the dividend, unless the net asset value per share on the payment date is less than 95% of the market price per share on that date, in which event the number of shares to be issued to a shareholder will be determined by dividing the amount of the cash dividend payable to such shareholder by 95% of the market price per share of the Common Shares on the payment date. The market price of the Common Shares on a particular date shall be the mean between the highest and lowest sales price on the New York Stock Exchange on that date. Net asset value will be determined in accordance with the established procedures of Income Securities. However, if as of such payment date the market price of the Common Shares is lower than such net asset value per share, the number of shares to be issued will be determined on the basis of such market price. Fractional shares, carried out to three decimal places, will be credited to your account. Such fractional shares will be entitled to future dividends.

The shares issued to participating shareholders, including fractional shares, will be held by the Agent Bank in the name of the participant. A confirmation will be sent to each shareholder promptly, normally within seven days, after the payment date of the dividend. The confirmation will show the total number of shares held by such shareholder before and after the dividend, the amount of the most recent cash dividend which the shareholder has elected to reinvest and the number of shares acquired with such dividend.

The reinvestment of dividends does not in any way relieve participating shareholders of any federal, state or local income tax which may be due with respect to such dividend. Dividends reinvested in shares will be treated on your federal income tax return as though you had received a dividend in cash in an amount equal to the fair market value of the shares received, as determined by the prices for shares of the Fund on the New York Stock Exchange as of the dividend payment date. Distributions from the Fund's long-term capital gains will be processed as noted above for those electing to reinvest in shares and will be taxable to you as long-term capital gains. The confirmation referred to above will contain all the information you will require for determining the cost basis of shares acquired and should be retained for that purpose. At year end, each account will be supplied with detailed information necessary to determine total tax liability for the calendar year.

All correspondence or additional information concerning the plan should be directed to the Plan Agent, State Street Bank and Trust Company, at P.O. Box 8209, Boston, Massachusetts 02266-8209, (telephone 1-800-426-5523).

YEAR 2000 COMPLIANCE
The Adviser and the Fund's service providers are taking steps to address any year 2000-related computer problems. However, there is some risk that these problems could disrupt the Fund's operations or financial markets generally.

SHAREHOLDER MEETING
On April 16, 1998, the Annual Meeting of John Hancock Income Securities Trust was held.

The Shareholders elected the following Trustees with the votes as indicated:

NAME OF TRUSTEE                    FOR                 WITHHELD
---------------                    ---                 --------
Dennis S. Aronowitz              8,724,321             115,438
Edward J. Boudreau,  Jr.         8,714,601             125,158
Richard P. Chapman,  Jr.         8,725,922             113,837
William J.  Cosgrove             8,724,769             114,990
Douglas M.  Costle               8,712,005             127,754
Leland O. Erdahl                 8,710,004             129,755
Richard A. Farrell               8,734,503             105,256
Gail D. Fosler                   8,718,224             121,535
William F. Glavin                8,711,913             127,846
Anne C. Hodsdon                  8,715,229             124,530
Dr. John A. Moore                8,713,618             126,141
Patti  McGill Peterson           8,712,543             127,216
John W. Pratt                    8,714,795             124,964
Richard S. Scipione              8,732,797             106,962
Edward J. Spellman               8,729,606             110,153

The Shareholders also ratified the Trustees' Selection of Ernst & Young LLP as auditors for the fiscal year ending December 31, 1998, with the votes tabulated as follows: 8,695,991 FOR, 44,238 AGAINST and 99,530 ABSTAINING.

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